The Prudential Insurance Company of America   Thomas C. Castano
                                              Assistant General Counsel
                                              Law Department

                                              The Prudential Insurance Company
                                               of America
                                              213 Washington Street
                                              Newark, NJ 07102-2992
                                              (973) 802-4708 fax: (973) 802-9560


                                              September  14, 2001


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C. 20549

         Re:  Prudential Variable Appreciable Account  (File No. 811-5466)

Dear Commissioners:

     On behalf of The Prudential Insurance Company of America and the Prudential Variable Appreciable Account (the "Account"), we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940 (the "Act"), that the Account's semi-annual report for the period ending June 30, 2001 has been transmitted to contract owners in accordance with Rule 30d-2 under the Act.

     We incorporate by reference the following semi-annual reports for the underlying funds:


1.       Filer/Entity:         AIM Variable Insurance Funds
         Registration No.:     811-07452
         CIK No.:              0000896435
         Accession No.:        0000899243-01-501420
         Date of Filing:       08/30/01

2.       Filer/Entity:         American Century Variable Portfolios
         Registration No.:     811-05188
         CIK No.:              0000814680
         Accession No.:        0000814680-01-500007
         Date of Filing:       08/17/01

3.       Filer/Entity:         Janus Aspen Series - Growth Portfolio
         Registration No.:     811-07736
         CIK No.:              0000906185
         Accession No.:        0001012709-01-500619
         Date of Filing:       08/22/01

4.       Filer/Entity:         MFS Variable Insurance Trust -
                               Emerging Growth Series
         Registration No.:     811-8326
         CIK No.:              0000918571
         Accession No.:        0000950156-01-500297
         Date of Filing:       08/15/01

5.       Filer/Entity:         T. Rowe Price International Stock Portfolio
         Registration No.:     811-07143
         CIK No.:              0000918292
         Accession No.:        0000918292-01-500010
         Date of Filing:       08/23/01

6.       Filer/Entity:         The Prudential Series Fund, Inc.
         Registration No.:     811-03623
         CIK No.:              0000711175
         Accession No.:        0000950130-01-504290
         Date of Filing:       08/31/01


     If you have any questions regarding this filing, please contact me at (973) 802-4708.



                                                  Sincerely,



                                                  _/s/__________________________
                                                   ---
                                                    Thomas C. Castano



VIA EDGAR